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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2000




                               JABIL CIRCUIT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                       001-14063               38-1886260
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)




             10560 Ninth Street North, St. Petersburg, Florida 33716
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

         Registrant's Telephone No., including area code: (727) 577-9749




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ITEM 5. OTHER EVENTS
On September 13, 1999, Jabil Circuit, Inc. (the "Company" or "Jabil") acquired GET Manufacturing, Inc. ("GET"), a China-based electronics manufacturing services provider. This merger was accounted for as a pooling of interests. The audited restated consolidated financial statements and management's discussion and analysis of financial condition and results of operations ("Supplementary Financial Information"), which are filed with this Form 8-K as Exhibit 99.1, reflect the Company's financial position and results of operations as if GET were a wholly owned subsidiary of the Company since inception of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits


EXHIBIT  DESCRIPTION
-------  -----------

23.1     Consent of KPMG LLP, Independent Auditors
23.2     Consent of Ernst & Young LLP, Independent Auditors

27.1     Financial Data Schedule for the year ended August 31, 1997
27.2     Financial Data Schedule for the year ended August 31, 1998
27.3     Financial Data Schedule for the year ended August 31, 1999

99.1     Supplementary Financial Information of the Company




SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     Jabil Circuit, Inc.
                                                     Registrant


Date: May 9, 2000                                    By: /s/ Chris A. Lewis
                                                         -----------------------
                                                         Chris A. Lewis
                                                         Chief Financial Officer











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